Exhibit 23(j) under N-1A
                                          Exhibit 23 under Item 601/Reg
SK

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in each Prospectus and "Independent Auditors" in each Statement of Additional Information, and to the use of our reports dated January 18, 2001, in Post-Effective Amendment Number 37 to the Registration Statement (Form N-1A Number 33-44590) of The Wachovia Funds dated January 31, 2001.

By: /s/ ERNST & YOUNG
    Ernst & Young
Boston, Massachusetts
January 24, 2001